Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

June 27, 2006

YYYY

Ladies and Gentlemen:

Adagio Acquisition I, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement (this “Agreement”) with YYYY, a [state] limited liability company (the “Placement Agent”) as follows:

1. Offering. (a) The Company will offer for sale through the Placement Agent, as exclusive agent for the Company, and its selected dealers, if any, a minimum of 200,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”) (the “Minimum Offering”) and a maximum of 600,000 Shares (the “Maximum Offering”) at a purchase price of $5.00 per Share (the “Offering”). In the event the Offering is oversubscribed, the Company and the Placement Agent may, in their mutual discretion, sell up to 400,000 additional Shares. The Shares shall have the rights and privileges described in the Memorandum (as defined below). Related persons and/or affiliates of the Placement Agent and the Company may, but are not obligated to, participate in the Offering, and any such investments will be counted to determine whether the Minimum and Maximum Amounts, as applicable, have been satisfied.

(b) Placement of the Shares by the Placement Agent will be made on a “reasonable efforts,” “all-or-none” basis with respect to the Minimum Amount and on a “reasonable efforts” basis as to the remaining 400,000 Shares. The minimum subscription for Shares shall be 3,000 Shares; provided, however, that the Company and the Placement Agent may, in their mutual discretion, offer a lesser number of Shares. The Shares will be offered commencing on the date of the Memorandum for a period of up to 90 days unless extended by mutual agreement of the Placement Agent and the Company for up to an additional 30 days, or terminated earlier as provided herein (the “Offering Period”). The date on which the Offering Period shall terminate shall be referred to as the “Termination Date.” A Final Closing (as hereinafter defined) may be held up to ten days after the Termination Date.

(c) Subscriptions for the Shares will be accepted by the Company at a price of $5.00 per Share; provided, however, that the Placement Agent shall not tender to the Company and the Company shall not accept subscriptions from, or sell Shares to, any persons or entities who do not qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D promulgated under Section 4(2) (“Regulation D”) of the Securities Act of 1933, as amended (the “Securities Act”).

(d) The offering of the Shares will be made by the Placement Agent on behalf of the Company solely pursuant to the Memorandum, which at all times will be in form and substance acceptable to the Placement Agent, the Company and their respective counsel, and shall contain such legends and other information as the Placement Agent, the Company and their respective counsel may, from time to time, deem necessary and desirable to be set forth therein. The term “Memorandum” as used in this Agreement means the Company’s Confidential Private Placement Memorandum dated June 27, 2006, inclusive of all annexes, supplements and appendices thereto, if any. Unless otherwise defined, each capitalized term used in this Agreement has the same meaning ascribed to it in the Memorandum.

2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Placement Agent that:

(a) The Memorandum has been diligently prepared by the Company, in conformity with all applicable laws, and is in compliance with Regulation D, the Securities Act and the requirements of all other rules and regulations (the “Regulations”) of the Securities and Exchange Commission (the “SEC”) relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Shares are to be offered and sold. The Shares will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) of the Securities Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Shares are being offered for sale. The Memorandum describes all material aspects, including attendant risks, of an investment in the Company. The Company has not taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) of the Securities Act, and knows of no reason why any such exemption would be otherwise unavailable to it. None of the Company, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.

(b) The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. There is no fact which the Company has not disclosed in the Memorandum and to the Placement Agent and its counsel in writing and of which the Company is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the prospects, financial condition, operations or assets of the Company or any of its subsidiaries.

(c) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity.

(d) The Company has all corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, the Subscription Agreement substantially in the form of Exhibit A to the Memorandum (the “Subscription Agreement”), the Registration Rights Agreement substantially in the form of Exhibit B to the Memorandum (the “Registration Rights Agreement”), and the other agreements contemplated hereby (this Agreement, the Subscription Agreement, the Registration Rights Agreement and the other agreements contemplated hereby are collectively referred to herein as the “Transaction Documents”) and to issue, sell and deliver the Shares. Prior to the First Closing, as defined herein, each of the Transaction Documents will have been duly authorized. This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e) None of the execution and delivery of, or performance by the Company under this Agreement or any of the other Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, or any term of the certificate of incorporation or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

(f) As of the date of the First Closing (as defined in Section 5(c) hereof), the Company will have the authorized and outstanding capital stock as has been described in the SEC Filings (as hereinafter defined). All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as described in the Memorandum, as of the date of the First Closing: (i) there will be no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company or to pay any dividend or make any other distribution in respect thereof; (ii) there will be no securities issued or outstanding that are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; (iv) there will be no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights, and (v) no person holds a right to require the Company to register any securities of the Company under the Securities Act or to participate in any such registration. As of the date of the First Closing, the issued and outstanding shares of capital stock of the Company will conform to all statements in relation thereto contained in the Memorandum, and the Memorandum describes all material terms and conditions thereof.

(g) Immediately prior to the First Closing, the Agent’s Securities (as defined below) will have been duly authorized and, when issued and delivered against payment therefor as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable. No holder of the Agent’s Securities will be subject to personal liability solely by reason of being such a holder, and except as described in the Memorandum, the Agent’s Securities are not subject to preemptive or similar rights of any stockholder or security holder of the Company or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. Immediately prior to the First Closing, a sufficient number of authorized but unissued shares of Common Stock will have been reserved for issuance upon the exercise of the Agent’s Warrants (as hereinafter defined).

(h) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance or the consummation of the transactions contemplated herein or in the other Transaction Documents, except for required filings with the SEC and the applicable state securities commissions relating specifically to the Offering (all of which filings will be duly made by, or on behalf of, the Company), other than those which are required to be made after the First Closing (all of which will be duly made on a timely basis).

(i) The Company’s financial statements, together with the related notes, if any, included in the Memorandum, present fairly the financial position of the Company as of the dates specified and the results of operations for the periods covered thereby. Such financial statements and related notes were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Company has no known material liabilities of any kind, whether accrued, absolute or contingent, or otherwise, and subsequent to the date of the Memorandum it shall not enter into any material transactions or commitments without promptly thereafter notifying the Placement Agent in writing of any such material transaction or commitment. The other financial and statistical information with respect to the Company and any pro forma information and related notes included in the Memorandum present fairly the information shown therein on a basis consistent with the financial statements of the Company included in the Memorandum. The Company does not know of any facts, circumstances or conditions, which could materially adversely affect its operations, earnings or prospects that have not been fully disclosed in the Memorandum.

(j) The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States, or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Memorandum and except as such regulation is applicable to commercial enterprises generally. The Company has obtained all material licenses, permits and other governmental authorizations necessary to conduct its business as presently conducted.

(k) The Company has no material agreements to which the Company is bound or by which its assets are subject.

(l) There are no actions, proceedings, claims or investigations, before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the best knowledge of the Company, threatened, against the Company, or involving its assets or, to the best knowledge of the Company, involving any of its officers or directors that, if determined adversely to the Company or such officer or director, could reasonably be expected to result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability hereof or thereof.

(m) The Company is not in violation of: (i) its certificate of incorporation or by-laws each as currently in effect; (ii) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) any statute, rule or regulation currently applicable to the Company; or (iv) any judgment, decree or order applicable to the Company, which violation or violations individually, or in the aggregate, could reasonably be expected to result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

(n) The Company does not own any real, personal, tangible or intangible property in fee simple.

(o) (Intentionally omitted).

(p) Subsequent to the respective dates as of which information is given in the Memorandum, the Company has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) material adverse change in the condition (financial or otherwise) of the Company; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of the Company; or (v) agreement to permit any of the foregoing.

(q) The Company has filed, on a timely basis, each federal, state, local and foreign tax return that was required to be filed, or has requested an extension therefor and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

(r) The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering, and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 7 hereof. The Company has not offered for sale or solicited offers to purchase the Shares except for negotiations with the Placement Agent. Except as set forth in the Memorandum, no other person has any right to participate in any offer, sale or distribution of the Company’s securities to which the Placement Agent’s rights, described herein, shall apply.

(s) The Company has no casualty or liability insurance coverage.

(t) Neither the sale of the Shares by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its subsidiaries are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

(u) The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, pursuant to Section 13(a) and 15(d) thereof, (the foregoing materials being collectively referred to herein as the “SEC Filings”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Filing prior to the expiration of any such extension. As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Filings, when filed, contained any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party have been filed as exhibits to the SEC Filings to the extent required. The financial statements of the Company included in the SEC Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

3. Placement Agent Appointment and Compensation. (a) The Company hereby appoints the Placement Agent and its selected dealers, if any, as its exclusive agent in connection with the Offering. The Company has not and will not make, or permit to be made, any offers or sales of the Shares other than through the Placement Agent without the Placement Agent’s prior written consent. The Placement Agent has no obligation to purchase any of the Shares. The agency of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing.

(b) The Company will cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Securities Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Shares until the later of the Final Closing or the Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Shares.

(c) The Company will cooperate with the Placement Agent by making available to its representatives such information as may be reasonably requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested. Prior to the First Closing, if requested by the Placement Agent, the Company shall provide, at its own expense, credit or similar reports on such key management persons as the Placement Agent shall reasonably request.

(d) In connection with the Offering, the Company will pay a cash fee (the “Agent’s Fee”) to the Placement Agent at each Closing equal to 10% of the aggregate gross proceeds received from the sale of the Shares sold in the Offering.

(e) At each Closing the Company will issue to the Placement Agent (or its designee(s)) for nominal consideration, warrants (the “Agent’s Warrants”, and together with the Agent’s Fee, the “Agent’s Compensation”) to purchase shares of Common Stock (the “Agent’s Shares”; and, collectively with the Agent’s Warrants, the “Agent’s Securities”). The Agent’s Warrants shall: (i) be exercisable for that number of shares of Common Stock equal to 10% (the “Agent Warrant Percentage”) of the number of Shares sold at each closing. The exercise price (“Exercise Price”) of the Agent’s Warrants shall initially be $5.00 (subject to adjustment under certain circumstances).

The Agent’s Warrants shall also provide the Placement Agent with a cashless exercise right. The Agent’s Warrants shall be exercisable until the date that is seven (7) years after the date of issuance. The Agent Shares shall be entitled to registration rights equivalent to those to be granted to the purchasers of the Shares (the “Subscribers”) in the Registration Rights Agreement, as provided for in the Placement Agent Warrant Agreement (as hereinafter defined). At the First Closing (as hereinafter defined), the Company and the Placement Agent shall enter into a warrant agreement in form and substance satisfactory to the Placement Agent and the Company (the “Placement Agent Warrant Agreement”). The Placement Agent Warrant Agreement shall also contain customary weighted average anti-dilution provisions.

(f) The Company shall also pay an accountable expense allowance (the “Agent’s Allowance”) to the Placement Agent at each Closing equal to up to 3% of the aggregate gross proceeds received from the sale of the Shares sold in the Offering to reimburse the Placement Agent for all of the costs and expenses of the Placement Agent (including legal fees of Placement Agent’s counsel, travel costs, due diligence costs, and marketing expenses including the Placement Agent’s expenses related to Company presentations) relating to the Offering. Payment of the Agent’s Allowance will be made out of the proceeds at each Closing. We should to discuss whether a Rule 2710 filing is necessary.

(g) The Company shall also pay and issue to the Placement Agent the Agent’s Compensation calculated according to the percentages set forth in Sections 3(d) and (e) of this Agreement, if any person or entity contacted by the Placement Agent with respect to the Offering during the Offering invests in the Company, other than with respect to open market transactions (the “Post-Closing Subscribers”) at any time prior to the date that is twelve (12) months after the later of the Termination Date or the Final Closing (as hereinafter defined), regardless of whether such Post-Closing Subscriber purchased Shares in the Offering.

4. Representations, Warranties and Covenants of the Placement Agent. The Placement Agent hereby represents, warrants and covenants to the Company that it is a registered broker-dealer and member in good standing of the NASD.

5. Subscription and Closing Procedures. (a) Each prospective purchaser will be required to complete and execute two (2) original omnibus signature pages covering the Subscription Agreement and the Registration Rights Agreement (the “Subscription Documents”), which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 12 hereof, together with the subscriber’s check or other good funds in the full amount of the Offering Price for the number of Shares desired to be pur-chased.

(b) All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited into a non-interest bearing escrow account (the “Escrow Account”) established for such purpose with Signature Bank (the “Escrow Agent”). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among the Company, the Placement Agent and the Escrow Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. Subject to the receipt of subscriptions for the Minimum Offering, the Company will either accept or reject, for any or no reason, the Subscription Documents in a timely fashion and at each Closing will countersign the Subscription Documents and provide duplicate copies of such documents to the Placement Agent for distribution to the Subscribers. The Company will give notice to the Placement Agent of its acceptance of each subscription. The Company, or the Placement Agent on the Company’s behalf, will promptly return to Subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c) If subscriptions for at least the Minimum Offering have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to Shares sold (the “First Closing”). Thereafter, the remaining Shares will continue to be offered and sold until the Termination Date. Additional closings (each, including the First Closing, a “Closing”, and all, the “Closings”) may from time to time be conducted at times mutually agreed to between the Placement Agent and the Company with respect to additional Shares sold, with the final closing (the “Final Closing”) to occur within 10 days after the Termination Date. Delivery of payment for the accepted subscriptions for Shares from the funds held in the Escrow Account will be made at each Closing at the Placement Agent’s offices against delivery of the Shares by the Company at the address set forth in Section 12 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the Placement Agent and its Blue Sky counsel pursuant to Section 6(i) hereof as of such Closing. Executed certificates for the Shares and the Agent’s Warrants will be in such authorized denominations and registered in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing (“Closing Date”), and will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office at least one full business day prior thereto.

(d) If Subscription Documents for the Minimum Offering have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Shares will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Shares to be promptly returned to such subscribers without interest, penalty, expense or deduction.

6. Further Covenants of the Company. The Company hereby covenants and agrees that:

(a) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, take any action which would cause any of the representations, warranties and covenants made by it in this Agreement not to be complete, accurate and correct on and as of each Closing Date with the same force and effect as if such representations, warranties and covenants had been made on and as of each such date.

(b) If, at any time prior to the Final Closing (i) any event shall occur which does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations, warranties and covenants herein remain true, or (ii) in case it shall, in the reasonable opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company shall, in the case of (i) above, promptly notify the Placement Agent and, in the event of either (i) or (ii) above shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements to the Memorandum in such quantities as the Placement Agent may request. The Company shall not at any time, whether before or after the Final Closing, prepare or use any supplement to the Memorandum of which the Placement Agent shall not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have reasonably objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance in all material respects with the Securities Act, the Regulations and other applicable securities laws. As soon as the Company is advised thereof, the Company shall advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Shares for offering or the suspension of any exemption for such qualification or registration of the Shares for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company shall use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c) The Company shall comply with the Securities Act, the Regulations, the Exchange Act, and the rules and regulations promulgated thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Shares are to be offered and in which Blue Sky counsel has advised the Placement Agent that the Shares are exempt from qualification or registration requirements, so as to permit the continuance of the sales of the Shares, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d) The Company shall use its best efforts to qualify the Shares for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by the Company and the Placement Agent, and the Company shall make such applications and furnish information as may be required for such purposes, provided that the Company shall not be required to qualify as a foreign corporation in any jurisdiction. The Company shall, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

(e) The Company shall place a legend on the Shares issued to Subscribers stating that the securities evidenced thereby have not been registered under the Securities Act or applicable state securities laws and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, and may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

(f) The Company shall apply the net proceeds from the sale of the Shares to fund its working capital requirements and for such other purposes as are specifically described under the “Use of Proceeds” section of the Memorandum. Except as set forth in the Memorandum, the Company shall not use any of the net proceeds of the Offering to repay indebtedness to officers, directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g) During the Offering Period, the Company shall make available for review by prospective purchasers of the Shares during normal business hours at the Company’s offices, upon their request, copies of all Company agreements to the extent that such shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Shares the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense or effort.

(h) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the later of the Final Closing or the Termination Date, (i) engage in or commit to engage in any transaction outside the ordinary course of business as described in the Memorandum, (ii) issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities except as contemplated by the Memorandum, (iii) incur, outside the ordinary course of business, any material indebtedness, (iv) dispose of any material assets, (v) make any material acquisition or (vi) change its business or operations.

(i) The Company shall pay all expenses incurred in connection with the preparation and printing of all necessary offering documents, amendments, and instruments related to the Offering and the issuance of the Shares and the Agent’s Securities, and shall also pay its own expenses for accounting fees, legal fees, bound volumes of closing documents, and other costs involved with the Offering. The Company shall provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. In addition, the Company shall pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and expenses of the Placement Agent’s counsel with respect to Blue Sky exemptions (collectively, the “Blue Sky Expenses”), $450 per state, which shall be paid to the Company’s counsel upon execution of this Agreement for legal fees in connection with obtaining Blue Sky exemptions, and additional amounts, if any, of which shall be paid at each Closing, as applicable. The Blue Sky filings shall be prepared by the Company’s counsel for the Company’s account.

(j) Until the later of the Final Closing or the Termination Date, neither the Company nor any person or entity acting on its behalf shall negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company’s or any affiliate’s debt or equity securities. Neither the Company nor anyone acting on its behalf shall, until the later of the Final Closing or the Termination Date, offer for sale to, or solicit offers to subscribe for Shares or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person, without the prior written consent of the Placement Agent.

7. Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations, warranties and covenants of the Company shall be true and correct when made on the date hereof and on and as of each Closing Date as though made on and as of each Closing Date.

(b) The Company shall have performed and complied with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before each Closing.

(c) No order suspending the use of the Memorandum or enjoining the offering or sale of the Shares shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company’s knowledge, are contemplated or threatened.

(d) As of the First Closing, the Company will have the authorized capitalization as described in the SEC filings.

(e) The Placement Agent shall have received a certificate of the Chief Executive Officer of the Company, dated as of each Closing Date, certifying, in such detail as the Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in paragraphs (a), (b), (c) and (d) above.

(f) The Company shall have delivered to the Placement Agent: (i) a currently dated good standing certificate from the Secretary of State of Delaware and each jurisdiction in which the Company is qualified to do business as a foreign corporation and (ii) at the First Closing, certified resolutions of the Company’s Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g) At each Closing, the Chief Executive Officer of the Company shall have provided a certificate to the Placement Agent confirming that there have been no material adverse changes in the condition (financial or otherwise) or prospects of the Company from the date of the financial statements included in the Memorandum, the absence of undisclosed known material liabilities (other than liabilities arising in the ordinary course of business subsequent to the date of the most recent balance sheet included in the Memorandum) and such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h) At each Closing, the Company shall pay and deliver to the Placement Agent the Placement Agent’s Fee and the Agent’s Expenses, each calculated in accordance with Sections 3(d) and 3(f) hereof, respectively.

(i) At the First Closing, the Company and the Placement Agent shall have entered into the Placement Agent Warrant Agreement. At each Closing the Company shall have delivered to the Placement Agent and/or its designees, the appropriate number of Agent’s Warrants, calculated in accordance with Section 3(e) hereof.

(j) At the First Closing and each Closing thereafter, (i) the Company and each Subscriber, as of the date thereof, shall have entered into a Subscription Agreement and (ii) the Company, the Investors as of the date thereof and the Placement Agent shall have entered into the Registration Rights Agreement. (this was redundant of the first sentence)

(k) There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company (“Company Counsel”), dated as of each Closing Date, in form and substance reasonably satisfactory to counsel to the Placement Agent, including a 10b-5 opinion relating to the Memorandum, in the form and substance as Company Counsel shall have customarily delivered in transactions of this nature to the Placement Agent.

(l) All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Shares and the Agent’s Securities will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

7A. Mutual Condition. The obligations of the Placement Agent and the Company hereunder are subject to the execution by each Investor of a Subscription Agreement in form and substance acceptable to the Placement Agent and the Company.

8. Indemnification. (a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls, within the meaning of the Securities Act, the Placement Agent and such selected dealers (each an “Indemnitee”) against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys’ fees and disbursements, including appeals), to which any Indemnitee may become subject (x) under the Securities Act or otherwise, in connection with the offer and sale of the Shares, and (y) as a result of the breach of any representation, warranty or covenant made by the Company herein, regardless of whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, damage or liability; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made solely in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Securities Act or state securities laws that does not result from a violation thereof by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee from and against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys’ fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering. The foregoing indemnity agreements are in addition to any liability that the Company may otherwise have.

(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Securities Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Securities Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of the Company, any of its officers, directors, employees, agents, or any person who controls the Company within the meaning of the Securities Act or any third party, but only to the extent that such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements are in addition to any liability that the Placement Agent may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof sub-ject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it that are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

9. Contribution. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claim for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees actually received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 9. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls the Placement Agent within the meaning of the Securities Act will have the same rights to contribution as the Place-ment Agent, and each person, if any, who controls the Company within the meaning of the Securities Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9. Anything in this Section 9 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9 is intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available.

10. Termination. (a) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that: (i) any of the representations, warranties or covenants of the Company contained herein, in the Memorandum or in any other Transaction Document shall prove to have been false or misleading in any material respect when actually made; (ii) the Company shall have failed to perform any of its material obligations hereunder or under any other Transaction Document; (iii) there shall occur any event, within the control of the Company, that could materially adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the ability of the Company to perform hereunder or thereunder; or (iv) the Placement Agent determines that it is reasonably unlikely that any of the conditions to the First Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination by the Placement Agent pursuant to clauses (i), (ii), or (iii) of this Section 9(a), the Placement Agent shall be entitled to receive from the Company, in addition to any other right or remedy the Placement Agent may have hereunder, at law or otherwise, an amount equal to the sum of: (x) the Placement Agent’s Fee calculated as if there had been a closing on the Maximum Amount, and (y) the Agent’s Allowance for expenses incurred by the Placement Agent through the date of such termination (collectively, the “Termination Amount”).(b) The Offering may be terminated by the Company at any time prior to the expiration of the Offering Period in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder. In the event of any such termination by the Company, the Placement Agent shall not be entitled to any amounts whatsoever except (i) any Agent’s Compensation earned through the Termination Date, provided there has been a Closing and (ii) as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise.

(c) The Offering may be terminated upon mutual agreement of the Company and Placement Agent at any time prior to the expiration of the Offering Period. If the Offering is terminated pursuant to this Section 10(c), then the Company shall pay the Placement Agent any Agent Expenses incurred through the date of such termination.

(d) Before any termination by the Placement Agent under Section 10(a) or by the Company under Section 10(b) shall become effective, the terminating party shall give written notice to the other party of its intention to terminate the Offering (the “Termination Notice”). The Termination Notice shall specify the grounds for the proposed termination. If the specified grounds for termination, or their resulting adverse effect on the transactions contemplated hereby, are curable, then the other party shall have ten (10) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the transactions contemplated hereby; otherwise, the Offering shall terminate.

(e) In the event that a majority of the Company’s capital stock or assets is sold, or the Company is merged with or merges with or into another entity or otherwise combined with or acquired, or completes a public or private offering of its securities, or enters into a letter of intent or memorandum of understanding with respect to any of the foregoing, within one year after the Offering is terminated, then upon the closing of any such transaction, the Company or its successor (or the Company’s stockholders) shall pay the Placement Agent in cash, within five (5) business days of the closing of any such transaction, an amount equal to five percent (5%) of the total consideration received or receivable by the Company or any of its officers, directors or stockholders in connection with such transaction (the “Transaction Fee”); provided, however, the Transaction Fee shall be payable only in the event that the Offering was terminated as a result of (i) any of the events set forth in clauses (i) - (iii) in Section 9(a) above or (ii) the Company’s determination not to continue with the Offering for any reason other than as a result of Placement Agent’s failure to perform any of its material obligations hereunder. Notwithstanding the foregoing, however, if an event or transaction shall occur that would entitle the Placement Agent to receive both the Termination Amount and the Transaction Fee, then the Placement Agent may elect which of the two such fees it shall collect from the Company. In the event that the Placement Agent has elected to receive the Termination Amount and subsequently an event or transaction occurs that would have entitled the Placement Agent to receive a Transaction Fee in excess of such Termination Amount, then the Placement Agent may require the Company to pay it the difference between the Termination Amount already paid and the amount of the Transaction Fee to which it otherwise would have been entitled to receive from the Company.

(f) Upon any termination pursuant to this Section 10, the Placement Agent and the Company shall instruct the Escrow Agent to cause all monies received with respect to the subscriptions for Shares not accepted by the Company to be promptly returned to such subscribers without interest, penalty, expense or deduction. The Company shall be responsible for any outstanding fees owed to the Escrow Agent.

11. Survival. (a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination of the Offering and/or this Agreement.

(b) The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Shares.

12. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered personally, or the date mailed if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address which shall be effective upon receipt) or sent by electronic transmission, with confirmation received, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to: YYYY, address, Attention: ZZZZ, telefax number #######, with a copy to: DDDD, address, telefax number ####, and if sent to the Company, to: Adagio Acquisition I, Inc., c/o Spencer Trask Ventures, Inc., 535 Masdison Avenue, 18th Floor, New York, New York 10022, Attention: William P. Dioguardi, Chief Executive Officer, telefax number (212) 888-9103, with a copy to: Feldman Weinstein & Smith LLP, 420 Lexington Avenue, New York, New York 10170, Attention: David N. Feldman, Esq., telefax number (212) 997-4242.

13. ARBITRATION; CHOICE OF LAW; COSTS. THE PARTIES HERETO AGREE TO SUBMIT ALL CONTROVERSIES TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTAND AND AGREE THAT (A) ARBITRATION IS FINAL AND BINDING ON THE PARTIES, (B) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL, (C) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS, (D) THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY’S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED, (E) THE PANEL OF NASD, INC. (THE “NASD”) ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY, AND (F) ALL CONTROVERSIES THAT MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO THE NASD IN THE CITY OF NEW YORK, STATE OF NEW YORK.  JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED.  THE PARTIES AGREE THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM. ANY NOTICE OF SUCH ARBITRATION OR FOR THE CONFIRMATION OF ANY AWARD IN ANY ARBITRATION SHALL BE SUFFICIENT IF GIVEN IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.  THE PREVAILING PARTY, AS DETERMINED BY SUCH ARBITRATORS IN AN ARBITRATION PROCEEDING SHALL BE ENTITLED TO COLLECT ANY COSTS, DISBURSEMENTS AND REASONABLE ATTORNEY’S FEES FROM THE OTHER PARTY.

14. Modification; Performance; Waiver. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.

15. Entire Agreement. This Agreement, together with any other agreement referred to herein, supersedes all prior agreements between the parties with respect to the Shares to be offered and sold hereunder and the subject matter hereof.

16. Execution in Counterparts. This Agreement may be executed in counterparts (and by facsimile), each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement (and all signatures need not appear on anyone counterpart). This Agreement shall become effective when one or more counterparts has been signed and delivered by each of the parties hereto.

17. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future laws, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be deemed added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to cause such provision to be legal, valid and enforceable.

18. Headings. The captions and headings used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions of this Agreement.

[SIGNATURE PAGE TO FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

Very truly yours,

ADAGIO ACQUISITION I, INC.

By:	/s/ William P. Dioguardi
Name: William P. Dioguardi
Title: Chief Executive Officer

Accepted and agreed to this 27th day of June, 2006.

YYYY

By:	/s/ YYYY
Name: BBBB
Title: President